DREYFUS STRATEGIC GROWTH, L.P.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    The following letter to investors in Dreyfus Strategic Growth, L.P. (now called Premier Strategic Growth Fund) is signed by Michael L. Schonberg, who is now the Fund's Portfolio Manager.
    It is a pleasure to introduce Mike Schonberg, who has been managing the Fund since August, 1995, when he joined the Dreyfus investment management team. Mike's previous experience includes managing growth-oriented portfolios at DuPont Pension Fund and UBS Asset Management, New York, where he served as chief investment officer and vice chairman of its Investment Policy Committee. He has also held posts as portfolio manager for Cambridge Capital Corporation and Alliance Capital Management Corp. Most recently he was associated with Omega Advisors as a general partner. He is a graduate of the Massachusetts Institute of Technology.
                                  Sincerely,

[Stephen Canter signature logo]


                                  Stephen Canter
                                  Chief Investment Officer
                                  The Dreyfus Corporation
January 12, 1996
New York, N.Y.

Dear Shareholder:
    As of December 31, 1995, your Fund reorganized from a Delaware limited partnership to a Massachusetts business trust. Effective January 1, 1996, the Fund's name was changed from Dreyfus Strategic Growth, L.P. to Premier Strategic Growth Fund. The investment objective and management policies of the Fund remain unchanged. However, for the 1996 tax year, there will no longer be the need to issue Schedule K-1s to Fund investors. Instead, Fund income will be reported in a manner similar to most other funds - via Form 1099 - which will result in simpler filing procedures.
    As we mentioned, the Fund's investment objective and management policies have not changed. Last August, however, we introduced a new investment approach. As shown later in this letter, in the section entitled "Portfolio Focus," this transition required about two months' time. Hence this approach had a minimal effect on the Fund's performance for the year ended December 31, 1995.
    The Fund's approach bases stock selection on a forecast of future (12 to 18 months') relative earnings growth, by company. This stems from our belief that relative stock performance is strongly correlated to relative earnings performance. Final construction of the portfolio rests on analysis of the fundamentals of companies that interest us. The top-down earnings forecasts supplement the analysis of business fundamentals.
    Our selection approach leads to a growth-style portfolio which holds a core of companies that we believe have above-average long-term growth potential. When appropriate, we supplement this with large cyclical positions when we see signs of a strong recovery in cyclical earnings. The portfolio normally will hold large, medium and small capitalization stocks. Small cap selections will be included when sufficient trading liquidity exists.
    We will sell stocks short in a bearish market environment or in anticipation of a fundamental problem that could seriously affect earnings of a particular company.
    The Fund will use foreign stocks on occasion as an extension of a strong domestic concept, as an opportunity to participate in a cyclical regional earnings recovery, and as an alternative to U.S. stocks when American shares are relatively unattractive compared to foreign markets. Index futures and options are available to the Fund to hedge market risk. However, such instruments will be used sparingly.
ECONOMIC ENVIRONMENT
    Global economic growth appears to be slowing due to the long lagged effect of the dynamic interest rate rise in 1994. U.S. economic growth is weak, as the consumer sector is hampered by slow employment and income growth while the industrial sector continues to make necessary inventory adjustments. Current monetary and fiscal trends portend more below-average growth in early 1996, with 1997 poised for a more sustained economic and earnings growth phase if the liquidity background improves further. European economic growth is slowing and Japan remains in need of a major economic stimulus program to accelerate growth in 1996.
MARKET OVERVIEW
    As we see it, the financial markets have a continued positive background as increased monetary liquidity and lower interest rates develop in the current slow growth, low inflation environment. However, the risk of selected 1996 earnings disappointments has increased. This requires very careful selection of industry exposure and company focus.
    The areas where we look for continued solid earnings growth are computer networking, telecommunications, certain semiconductors, consumer growth stocks, finance and industrial technology. Sectors that we favor because of new products and technology include biotechnology, select electronic technology breakthroughs and health care services.

PORTFOLIO FOCUS
    When the transition between the Fund's portfolio managers took place last summer the portfolio was mainly in cash, with less than 40% in equities. During this period, significant short positions and foreign holdings were liquidated. In August and September, new American equity positions were identified and purchased. Currently, it is our intention to remain as fully invested as possible; however, this may change based on market conditions.
    The Fund completed its fiscal year December 31, 1995. For the 12-month period, its total return was -4.57%, based upon net asset value per share,* well below the return of 37.53% for the Standard & Poor's 500.** We attribute the negative return to the fact that the Fund was basically uninvested during the first seven months of the year when hedge positions were factored in. It was in transition for the next two months, and became fully invested late in the year when some key sectors such as health technology performed poorly. Since the start of 1996, however, our selections by and large have performed well.
    Currently, the portfolio emphasizes health care stocks, select technology issues and, to a lesser degree, financial stocks. As our analysis of the economic outlook indicates, the portfolio is underweighted in industrial cyclical issues and utilities as well as in consumer cyclicals.
    As shown in the Statement of Investments, on a later page in this report, we favor such biotechnology stocks as Oncor, Biogen and Teva Pharmaceutical. On the basis of breakthroughs in technology, we have selected such issues as Cree Research, Continental Circuits, Fuisz Technology and Chromatics Color Science. In health care services we have taken positions in Complete Management, OncorMed, HemaCare and ThermoLase.
    Selections such as these may not be conventional. The capacity for growth of these and other stocks in the portfolio will become clear as the newly reorganized portfolio matures.
    Your investment in the Fund is very much appreciated. We will continue our best efforts to bring you rewarding returns.
                                      Sincerely,




                                      Michael L. Schonberg
                                      Portfolio Manager
January 12, 1996
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - Reflects the reinvestment of income dividends and when applicable, capital gain distributions. The Standard & Poor's 500 Index is a widely accepted unmanaged index of U.S. stock market performance.


DREYFUS STRATEGIC GROWTH, L.P.                        DECEMBER 31, 1995
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS STRATEGIC GROWTH, L.P. AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX [Exhibit A
Dollars
$27,746
Standard & Poor's 500
Composite Stock
Price Index*
$23,915
Dreyfus
Strategic Growth
*Source: Lipper Analytical Services, Inc.]

AVERAGE ANNUAL TOTAL RETURNS
                                                                                  % RETURN REFLECTING
                                                     % RETURN WITHOUT               MAXIMUM INITIAL
                   PERIOD ENDED 12/31/95              SALES CHARGE                SALES CHARGE (4.5%)**
                   _____________                      ___________                     _____________
                   1 Year                               (4.57)%                         (8.88)%
                   5 Years                               6.60                            5.63
                   From Inception (3/27/87)             11.04                           10.46

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Dreyfus Strategic Growth, L.P. on 3/27/87 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 3/31/87 is used as the beginning value on 3/27/87. All dividends and capital gain distributions are reinvested.
The Fund's performance shown in the line graph takes into account the maximum initial sales charge and all other applicable fees and expenses. Unlike the Fund, the Standard and Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
**Prior to 1/1/96 the Fund charged a maximum initial sales charge of 3.0%.

DREYFUS STRATEGIC GROWTH, L.P.
STATEMENT OF INVESTMENTS                                                             DECEMBER 31, 1995
COMMON STOCKS-102.2%                                                                           SHARES          VALUE
                                                                                         _____________
    COMMERCIAL SERVICES-8.6%         Cinar Films, Cl. B                              (a)             90,000       $ 1,361,250
                                     Learning Tree International............                         28,500          445,312
                                     Metromedia International Group.......        (a)                150,000         2,100,000
                                     Quintel Entertainment...........                                119,500         567,625
                                                                                                                      ______
                                                                                                                    4,474,187
                                                                                                                      ______
    CONSUMER DURABLES-5.1%           LoJack                                        (a)               140,000        1,557,500
                                     Spectrum HoloByte......................                         115,000         747,500
                                     Sterling Vision......................        (a)                50,000          343,750
                                                                                                                    _________
                                                                                                                    2,648,750
                                                                                                                    _________
      CONSUMER
        NON-DURABLES-8.0%            ThermoLase                                       (a)             60,000         1,552,500
                                     Vista 2000...........................        (a)                265,000         2,616,875
                                                                                                                      ______
                                                                                                                     4,169,375
                                                                                                                      ______
    ELECTRONIC
       TECHNOLOGY-20.2%             Advanced Photonix, Cl. A                      .(a)              430,000          1,182,500
                                     Applied Materials....................        (a)                50,000          1,968,750
                                     cisco Systems........................        (a)                25,000          1,865,625
                                     Continental Circuits.................        (a)                100,000         1,625,000
                                     Cree Research........................        (a)                202,000         2,979,500
                                     Storage Technology...................        (a)                40,000          955,000
                                                                                                                      ______
                                                                                                                    10,576,375
                                                                                                                      ______
     FINANCE-9.4%                    ACE                                                              30,000        1,192,500
                                     ASTA Funding...........................                         196,000         833,000
                                     National Auto Credit.................        (a)                100,000         1,625,000
                                     Reliance Group Holdings................                         100,000         862,500
                                     Titan Holdings.......................        (a)                30,000          431,250
                                                                                                                      ______
                                                                                                                     4,944,250
                                                                                                                      ______
   HEALTH SERVICES-12.8%            Complete Management                                              116,000         1,029,500
                                     Core Industries......................        (a)                120,000         1,020,000
                                     Northstar Health Services............        (a)                225,000         1,321,875
                                     OncorMed.............................        (a)                240,000         1,440,000
                                     On-Gard Systems......................        (a)                125,000         906,250
                                     Quantum Health Resources.............        (a)                100,000         981,250
                                                                                                                      ______
                                                                                                                   6,698,875
                                                                                                                      ______
    HEALTH TECHNOLOGY-22.2%          Biogen                                       (a)                20,000         1,230,000
                                     Forest Laboratories..................        (a)                25,000          1,131,250
                                     Fuisz Technologies.....................                         117,000         1,784,250
                                     Guidant..............................        (a)                12,906          545,279
                                     HemaCare.............................        (a)                300,000         1,125,000
                                     Mentor.................................                         60,000          1,380,000
                                     Neuromedical Systems...................                         26,000          523,250

DREYFUS STRATEGIC GROWTH, L.P.
STATEMENT OF INVESTMENTS (CONTINUED)                                                     DECEMBER 31, 1995
COMMON STOCKS (CONTINUED)                                                                      SHARES          VALUE
                                                                                         _____________
      HEALTH
   TECHNOLOGY (CONTINUED)            ONCOR                                       (a)                 400,000        $  1,800,000
                                     Teva Pharmaceutical Industries, A.D.R..                         45,000          2,086,875
                                                                                                                      ______
                                                                                                                    11,605,904
                                                                                                                      ______
  PROCESS INDUSTRIES-1.8%            Chromatics Color Science International      (a)                220,000         962,500
                                                                                                                      ______
         PRODUCER
     MANUFACTURING-6.7%              Motorcar Parts & Accessories                  ..(a)            160,000         2,100,000
                                     Raychem................................                         25,000          1,421,875
                                                                                                                      ______
                                                                                                                    3,521,875
                                                                                                                      ______
   TECHNOLOGY SERVICES-2.2%.        Elcom International                                              15,000          228,750
                                     Mercury Interactive..................        (a)                50,000          912,500
                                                                                                                      ______
                                                                                                                     1,141,250
                                                                                                                      ______
   UTILITIES-5.2%                    AMNEX                                         (a)              600,000        2,700,000
                                                                                                                      ______
                                     TOTAL COMMON STOCKS
                                       (cost $56,423,796)................        ....                            $53,443,341
                                                                                                                      ======
                                                                                                 PRINCIPAL
CONVERTIBLE SECURED NOTES-1.9%                                                                    AMOUNT
                                                                                                 _______
    HEALTH SERVICES;                 Comprehensive Care,
                                       12%, 6/1/1996
                                       (cost $1,000,000)..................        (b)         $  1,000,000         $  1,000,000
                                                                                                                      ======
TOTAL INVESTMENTS (cost $57,423,796)    ..............................                              104.1%          $54,443,341
                                                                                                    =====             ======
LIABILITIES, LESS CASH AND RECEIVABLES                                                              (4.1%)        $ (2,157,521)
                                                                                                    =====             ======
NET ASSETS..................................................................                         100.0%          $52,285,820
                                                                                                    =====             ======

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Non-income producing.
    (b) Security restricted as to public resale. Investment in restricted security, with an aggregate value of $1,000,000, represents approximately
    1.9% of net assets;
                                                           ACQUISITION      PURCHASE            PERCENTAGE OF
ISSUER                                                        DATE            PRICE               NET ASSETS      VALUATION*
___                                                          ______           _____                ________        _______
    Comprehensive Care.......................              11/30/95           $100                   1.9%            cost

    *The valuation of this security has been determined in good faith under the direction of the Managing General Partners.


See notes to financial statements.

DREYFUS STRATEGIC GROWTH, L.P.
STATEMENT OF ASSETS AND LIABILITIES                                                              DECEMBER 31, 1995
ASSETS:
    Investments in securities, at value
      (cost $57,423,796)-see statement......................................                                     $54,443,341
    Cash....................................................................                                       1,386,528
    Receivable for investment securities sold...............................                                       5,339,992
    Dividends and interest receivable.......................................                                          28,339
    Prepaid expenses........................................................                                          5,428
                                                                                                                      ______
                                                                                                                  61,203,628
LIABILITIES:
    Due to The Dreyfus Corporation and subsidiaries.........................                    $     44,868
    Due to Distributor......................................................                         1,013
    Bank loans payable-Note 2...............................................                         7,020,000
    Payable for investment securities purchased.............................                         1,706,902
    Loan commitment fees and interest payable...............................                         42,909
    Payable for shares of Partnership Interest redeemed.....................                         4,409
    Accrued expenses........................................................                         97,707          8,917,808
                                                                                                      _____              ______
NET ASSETS  ................................................................                                        $52,285,820
                                                                                                                      ======
REPRESENTED BY:
    Paid-in capital.........................................................                                         $18,735,145
    Accumulated undistributed investment income-net.........................                                         15,339,253
    Accumulated undistributed net realized gain on investments
      and foreign currency transactions.....................................                                         21,191,877
    Accumulated net unrealized (depreciation) on investments-Note 4(b)......                                         (2,980,455)
                                                                                                                         ______
NET ASSETS at value applicable to 1,391,605 outstanding shares of
    Partnership Interest, equivalent to $37.57 per share
    (unlimited number of Limited Partners)..................................                                         $52,285,820
                                                                                                                      ======







See notes to financial statements.

DREYFUS STRATEGIC GROWTH, L.P.
STATEMENT OF OPERATIONS                                                          YEAR ENDED DECEMBER 31, 1995
INVESTMENT INCOME:
    INCOME:
      Interest..............................................................                      $ 2,258,333
      Cash dividends (net of $2,980 foreign taxes withheld at source).......                         273,562
                                                                                                        _____-
          TOTAL INCOME......................................................                                         $ 2,531,895
    EXPENSES:
      Management fee-Note 3(a)..............................................                         565,274
      Investor servicing costs-Note 3(b)....................................                         343,150
      Interest expense-Note 2...............................................                         158,454
      Legal fees............................................................                         88,458
      Auditing fees.........................................................                         56,998
      Registration fees.....................................................                         42,398
      Managing General Partners' fees and expenses-Note 3(c)................                         38,574
      Loan commitment fees-Note 2...........................................                         31,684
      Custodian fees........................................................                         28,969
      Prospectus and investors' reports-Note 3(b)...........................                         18,281
      Dividends on securities sold short....................................                         13,600
      Miscellaneous.........................................................                         2,600
                                                                                                    _____-
          TOTAL EXPENSES....................................................                                         1,388,440
                                                                                                                        _____-
          INVESTMENT INCOME-NET.............................................                                         1,143,455
                                                                                                                        _____-
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on investments-Note 4(a):
      Long transactions (including options transactions
          and foreign currency transactions)................................             $ 6,923,776
      Short sale transactions...............................................              (1,414,083)
    Net realized (loss) on forward currency exchange contracts-Note 4(a);
      Short transactions....................................................                (88,843)
    Net realized gain (loss) on financial futures-Note 4(a):
      Long transactions.....................................................                73,099
      Short transactions....................................................              (8,025,060)
                                                                                           __________
          NET REALIZED (LOSS)...............................................                             (2,531,111)
    Net unrealized (depreciation) on investments (including options transactions), foreign currency transactions and securities sold short [including ($86,591) net unrealized (depreciation)
      on financial futures].................................................                             (1,774,747)
                                                                                                          __________
          NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS.................                             (4,305,858)
                                                                                                          __________
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................                           $(3,162,403)
                                                                                                          ======
See notes to financial statements.

DREYFUS STRATEGIC GROWTH, L.P.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                        ________________________________
                                                                                           1994               1995
                                                                                          ______             ______
OPERATIONS:
    Investment income-net...................................................           $  1,612,811      $  1,143,455
    Net realized gain (loss) on investments.................................             1,612,943        (2,531,111)
    Net unrealized (depreciation) on investments for the year...............            (3,309,863)      (1,774,747)
                                                                                           ______              ______
      NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................              (84,109)         (3,162,403)
                                                                                           ______              ______
PARTNERSHIP INTEREST TRANSACTIONS:
    Net proceeds from shares sold...........................................              72,386,547        4,051,009
    Cost of shares redeemed.................................................            (18,806,148)       (47,496,495)
                                                                                           ______              ______
      INCREASE (DECREASE) IN NET ASSETS FROM
          PARTNERSHIP INTEREST TRANSACTIONS.................................              53,580,399        (43,445,486)
                                                                                           ______              ______

          TOTAL INCREASE (DECREASE) IN NET ASSETS...........................            53,496,290         (46,607,889)
NET ASSETS:
    Beginning of year.......................................................             45,397,419         98,893,709
                                                                                           ______              ______
    End of year (including undistributed investment income-net:
      $14,195,798 in 1994 and $15,339,253 in 1995)..........................              $ 98,893,709     $ 52,285,820
                                                                                           ======              ======
                                                                                            SHARES            SHARES
                                                                                           ______              ______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.............................................................              1,799,462          104,015
    Shares redeemed.........................................................               (475,280)       (1,224,539)
                                                                                           ______              ______
      NET INCREASE (DECREASE) IN SHARES OUTSTANDING.........................              1,324,182       (1,120,524)
                                                                                           ======              ======










See notes to financial statements.

DREYFUS STRATEGIC GROWTH, L.P.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Partnership Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the Fund's financial statements.

                                                                               YEAR ENDED DECEMBER 31,
                                                               ____________________________________________________________
PER SHARE DATA:                                                  1991        1992        1993        1994        1995
                                                                 ____        ____        ____        ____        ____
    Net asset value, beginning of year...........              $27.27      $36.19      $30.63        $38.22      $39.37
                                                                 ___         ___         ___           ___        ___
    INVESTMENT OPERATIONS:
    Investment income-net........................                2.07        1.38        2.21         .87(1)    5.37
    Net realized and unrealized gain (loss)
      on investments.............................                6.85      (6.94)        5.38         .28        (7.17)
                                                                 ___         ___         ___           ___        ___
      TOTAL FROM INVESTMENT OPERATIONS...........                8.92      (5.56)        7.59        1.15        (1.80)
                                                                 ___         ___         ___           ___        ___
    Net asset value, end of year.................              $36.19      $30.63       $38.22        $39.37      $37.57
                                                                 ===         ===         ===           ===        ===
TOTAL INVESTMENT RETURN (2)......................               32.71%     (15.36%)      24.78%        3.01%       (4.57%)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of operating expenses to average net assets            1.50%(3)    1.50%(3)     1.59%(3)     1.46%        1.57%
    Ratio of interest expense, loan commitment fees
      and dividends on securities sold short to average
      net assets.................................                 .08%        .22%         .03%         .16%         .27%
    Ratio of net investment income to average
      net assets.................................               1.48%         .83%         .79%        2.17%         1.52%
    Decrease reflected in above expense ratios due to
      undertaking by the Manager.................                 -            -           .06%          -             -
    Portfolio Turnover Rate......................              95.49%      209.38%      301.07%      269.41%       298.93%
    Net Assets, end of year (000's Omitted)......            $61,063      $44,765      $45,397      $98,894        $52,286
_________________________
    (1)  Based on an average of shares outstanding at each month end.
    (2)  Exclusive of sales load.
    (3)  Net of expenses reimbursed.






See notes to financial statements.

DREYFUS STRATEGIC GROWTH, L.P.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the Fund's distributor. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. As of December 31, 1995, Dreyfus Partnership Management Inc., a wholly-owned subsidiary of the Manager, held 18,788 shares. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Effective on January 1, 1996, the Fund was reorganized as a Massachusetts business trust under the name Premier Strategic Growth Fund. Effective January 2, 1996 the Fund will offer four classes of shares-Class A, Class B, Class C and Class R. The currently existing class of shares will be designated as Class A. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within six years of purchase, Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the four Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Managing General Partners. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

DREYFUS STRATEGIC GROWTH, L.P.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DISTRIBUTIONS TO INVESTORS: Distributions from investment income-net and distributions from net realized capital gains may be allocated and paid annually after the end of the year in which earned.
    (E) INCOME TAXES: As a partnership, the Fund itself will not be subject to Federal, State and City income taxes. Instead, each investor will be allocated, and subject to tax on, his distributive share of the Fund's income. Therefore, no income tax provision is required.
NOTE 2-BANK LINE OF CREDIT:
    In accordance with an agreement with a bank, the Fund may borrow up to $25 million under a short-term unsecured line of credit. In connection therewith, the Fund has agreed to pay commitment fees at an annual rate of
 .125 of 1% on the total line of credit. Interest on borrowings is charged at rates which are related to Federal Funds rates in effect from time to time. Outstanding borrowings on December 31, 1995 under the line of credit, amounted to $7.02 million, at an annualized interest rate of 6.53%.
    The average daily amount of short-term debt outstanding during the year ended December 31, 1995 was approximately $2,313,000, with a related weighted average annualized interest rate of 6.85%. The maximum amount borrowed at any time during the year ended December 31, 1995 was $13.5 million.
NOTE 3-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a Management Agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. The agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings (which, in the view of Stroock & Stroock & Lavan, counsel to the Fund, also contemplates loan commitment fees and dividends and interest accrued on securities sold short), and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full year that such expenses (excluding distribution expenses and certain expenses as described above) exceed 2 1\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. There was no expense reimbursement for the year ended December 31, 1995.
    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $4,944 for the period from December 1, 1995 through December 31, 1995.
    Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $14,322 during the year ended December 31, 1995 from commissions earned on sales of Fund shares.

DREYFUS STRATEGIC GROWTH, L.P.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (B) Effective August 1, 1995, the Fund adopted a Shareholder Services Plan, pursuant to which it pays the Distributor for the provision of certain services to Fund shareholders a fee at the annual rate of .25 of 1% of the value of the Fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period August 1, 1995 through December 31, 1995, the Fund was charged $63,227 pursuant to the Shareholder Services Plan.
    Prior to August 1, 1995, the Service Plan (the "Plan") pursuant to Rule 12b-1 under the Act, provided for the Fund to (a) reimburse the Distributor for payments to third parties for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pay the Manager, Dreyfus Service Corporation or any affiliate (collectively "Dreyfus") for advertising and marketing relating to the Fund and Servicing, at an annual rate of .25 of 1% of the value of the Fund's average daily net assets. Each of the Distributor and Dreyfus may have paid Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent had a Servicing relationship or for whom the Servicing Agent was the dealer or holder of record. Each of the Distributor and Dreyfus determined the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The Plan also separately provided for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,00 0 or .005 of 1% of the Fund's average daily net assets for any full year. During the period January 1, 1995 through July 31, 1995, the Fund was charged $130,779 pursuant to the Plan.
    (C) Each Managing General Partner who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 4-SECURITIES TRANSACTIONS:
    (A) The following summarizes the aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, forward currency exchange contracts and options transactions, during the year ended December 31, 1995:

                                                                                         PURCHASES          SALES
                                                                                        ________           ________
    Long transactions................................................                $143,998,640         $115,921,817
    Short sale transactions..........................................                  20,597,804            6,436,494
                                                                                        ________           ________
     TOTAL...........................................................                $164,596,144         $122,358,311
                                                                                        ========           ========

    The Fund is engaged in short-selling which obligates the Fund to replace the security borrowed by purchasing the security at current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain daily, a segregated account with a broker
DREYFUS STRATEGIC GROWTH, L.P.
NOTES TO FINANCIAL STATEMENTS (CONTINUED) and custodian, of cash and/or U.S. Government securities sufficient to cover its short position. At December 31, 1995, there were no securities sold short outstanding.
    The Fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the Fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gains on such contracts that are recognized in the statement of assets and liabilities.
    The Fund is engaged in trading financial futures contracts. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At December 31, 1995, there were no financial futures contracts outstanding.
    (B) At December 31, 1995, accumulated net unrealized depreciation on investments was $2,980,455, consisting of $5,039,618 gross unrealized appreciation and $8,020,073 gross unrealized depreciation.
    At December 31, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS STRATEGIC GROWTH, L.P.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
INVESTORS AND MANAGING GENERAL PARTNERS
DREYFUS STRATEGIC GROWTH, L.P.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Growth, L.P., including the statement of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Growth, L.P. at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                              [Ernst and Young LLP signature logo]
New York, New York
February 12, 1996


[Dreyfus lion "d" logo]
DREYFUS STRATEGIC GROWTH, L.P.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903




Further information is contained
in the Prospectus, which must
precede or accompany this report.





Printed in U.S.A.                           038AR9512
[Dreyfus logo]
Strategic
Growth, L.P.
Annual Report
December 31, 1995